SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): August 25, 1996

                                   CWMBS, INC.

                                   (Depositor)

     (Issuer in respect of Mortgage Pass-Through Certificates, Series 1996-2)

               (Exact name of registrant as specified in charter)

    Delaware                    33-63714                 95-4449516
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   (State or other            (Commission File No.      (I.R.S. Employer
    jurisdiction of                                      Identification No.)
    organization)



   155 N. Lake Avenue, Pasadena, CA                             911009-7137
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (818)-304-4428

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 5.  Other Events

                                   CWMBS, INC.
                       Mortgage Pass-Through Certificates
                                  Series 1996-2

On August 25, 1996, The Bank of New York, as Trustee for CWMBS, Inc. Mortgage Pass-Through Certificates, Series 1996-2, made a monthly distribution to Certificateholders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 1996, among CWMBS, Inc. as
Depositor, Countrywide Funding Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.         Description

     1 Report to Holders of CWMBS, Inc., Mortgage Pass-Through Certificates Series 1996-2 relating to the distribution date of August 25, 1996 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 25, 1996


                                        CSMBS, INC.


                                    By: /s/ Jonathan Chayes
                                        -------------------
                                        Name:  Jonathan Chayes
                                        Assistant Treasurer
                                        The Bank of New York,
                                        as Trustee

                                 EXHIBIT INDEX

Exhibit                                       Page

1.      Monthly Remittance Statement dated      5
        August 25, 1996